Kensington Hedged Premium Income ETF
Schedule of Investments
September 30, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 100.1%		Shares	Value
Vanguard S&P 500 ETF (a)		320,168	$196,064,480
TOTAL EXCHANGE TRADED FUNDS (Cost $176,172,410)			196,064,480

PURCHASED OPTIONS - 1.3%(b)	Notional Amount	Contracts	Value
Call Options - 0.1%			$–
S&P 500 Index, Expiration: 10/17/2025; Exercise Price: $6,864.29 (c)(d)(e)	$197,309,570	295	263,249

Put Options - 1.2%			$–
S&P 500 Index, Expiration: 12/19/2025; Exercise Price: $6,331.14 (c)(d)(e)	186,768,630	295	2,296,888
TOTAL PURCHASED OPTIONS (Cost $3,158,988)			2,560,137

TOTAL INVESTMENTS - 101.4% (Cost $179,331,398)			198,624,617
Money Market Deposit Account - 0.8% (f)			1,630,356
Liabilities in Excess of Other Assets - (2.2)%			(4,285,561)
TOTAL NET ASSETS - 100.0%			$195,969,412

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	Exchange-traded.
(e)	100 shares per contract.
(f)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of September 30, 2025 was 3.95%.

Kensington Hedged Premium Income ETF
Schedule of Written Options
September 30, 2025 (Unaudited)

WRITTEN OPTIONS - (1.6)%	Notional Amount	Contracts	Value
Call Options - (1.4)%
S&P 500 Index, Expiration: 10/17/2025; Exercise Price: $6,664.36 (a)(b)(c)	$(197,309,570)	(295)	$(2,688,403)

Put Options - (0.2)%
S&P 500 Index, Expiration: 12/19/2025; Exercise Price: $5,331.49 (a)(b)(c)	(157,278,955)	(295)	(483,593)
TOTAL WRITTEN OPTIONS (Premiums received $3,564,943)			$(3,171,996)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b) (c)	100 shares per contract. Held in connection with purchased options contracts. See Schedule of Investments for further information.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Kensington Hedged Premium Income ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$196,064,480	$–	$–	$196,064,480
Purchased Options	–	2,560,137	–	2,560,137
Total Investments	$196,064,480	$2,560,137	$–	$198,624,617

Liabilities:
Investments:
Written Options	$–	$(3,171,996)	$–	$(3,171,996)
Total Investments	$–	$(3,171,996)	$–	$(3,171,996)

Refer to the Schedule of Investments for further disaggregation of investment categories.